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Exhibit 77Q1 - Additional Items

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15, the registrant has included the complete list of foreign sub-custodians below.

Item 15

CUSTODIAN:  The Bank of New York Mellon
Country                           Subcustodian Name Legacy BNY                                    City
Argentina                         Citibank Buenos Aires                                           Buenos Aires
Australia                         National Australia Bank Ltd (2007)
Melbourne Victoria 3000

Austria                           UniCredit Bank Austria AG                                       Vienna Austria

Bahrain                           HSBC Manama (2001)                                              Manama 304
Bahrain

Bangladesh                        Standard Chartered Bank Dhaka                                   Dhaka  1000 Bangladesh
Belgium                           ING Belgium                                                     Brussels Belgium
Benin                             Societe Generale de Banques de Banques en Cote dlvoire          Plateau Abidjan
Bermuda                           Butterfield Trust Bermuda                                       Cote dIvoire
Botswana                          Barclays Bank of Botswana Limited Gaborone                      Khama Crescent Gaborone
Brazil                            Citibank N.A. Sao Paulo                                         Sao Paulo
Bulgaria                          ING Bank N.V.                                                   Sofia
Burkina Faso                      Societe Generale de Banques en Cote dlvoire                     Plateau Abidjan
Canada                            Canadian Imperial Bank of Commerce Toronto                      Cote dIvoire
Caymen Islands                    The Bank of New York Mellon                                     London
Channel Islands                   The Bank of New York Mellon                                     London
Chile                             Banco de Chile                                                  Las Condes Santiago
China A                           HSBC Bank (China) Company Limited                               Shanghai
China B                           HSBC Bank (China) Company Limited                               Shanghai
Colombia                          Cititrust Colombia S.A.                                         Santa Fe de Bogota D.C.
Croatia                           Privredna banka Zagreb                                          10000 Zagreb
Costa Rica                        Banco BCT                                                       Edificio BCT
Cyprus                            BNP Paribas                                                     Athens
Czech Republic                    ING Bank N.V Prague                                             Prague
Denmark                           Danske Bank                                                     Copenhagen
Ecuador                           Banco de la Produccion S.A                                      Quito
Egypt                             HSBC                                                            Maadi Cairo
Estonia                           Hansabank LTD                                                   Tallinn
Euroclear                         Euroclear Bank S.A                                              Brussels
Finland                           SEB Finland                                                     Helsinki
France                            BNP Paribas Securities Services Paris CASEIS Bank               Paris
Germany                           BHF Bank Akfiengesellschaft                                     Offenbach am Main
Ghana                             Barclays Bank of Ghana Limited Accra                             Accra
Greece                            BNP Paribas Securities Services                                 Athens
Guinea Bissau                     Societe Generale de Banques                                     Plateau Abidjan
Hong Kong                         HSBC Hong Kong                                                  Kowloon
Hungary                           ING Bank Hungary                                                Budapest
Iceland                           Landsbanki Islands                                              Reykjavik
India                             Deutsche Bank AG Mumbai HSBC                                    Mumbai
Indonesia                         HSBC Jakarta                                                    Jakarta
Ireland                           The Bank of New York Mellon London Branch                       Manchester
Israel                            Bank Hapoalim B.M                                               Tel Aviv 61000 Israel
Italy                             Intesa Sanpaolo S.p.A                                            20152 Milan
Ivory Coast                       Societe Generale de Banques                                     Plateau Abidjan
Japan                             BTMU Mizuho Corporate Bank                                      Tokyo
Jordan                            HSBC Amman                                                      Amman
Kazakhstan                        HSBC Kazakhstan                                                 Almaty
Kenya                             Barclays Bank of Kenya Limited Nairobi                          Nairobi
Kuwait                            HSBC Middle East Ltd                                            Safat
Latvia                            Hansabank Limited                                               Riga
Lebanon                           HSBC Beirut                                                     Beirut
Lithuania                         SEB Bankas                                                      Vilnius
Luxembourg                        Banque et Caisse dEpargne de lEtat                              Luxembourg
Malaysia                          HSBC Malaysia                                                   Kuala Lumpur
Mali                              Societe Generale de Banques                                     Plateau Abidjan
Malta                             HSBC Bank Malta                                                 Valletta
Mauritius                         HSBC Port Louis                                                 18 Cybercity Ebene
Mexico                            Banco Nacional De Mexico                                        Mexico City
Morocco                           Citibank Maghreb                                                Casablanca
Namibia                           Standard Bank Namibia LTD                                       Windhoek
The Netherlands                   BNY Mellon Asset Servicing B.V                                  Manchester
New Zealand                       National Australia Bank Ltd                                     Auckland
Niger                             Societe Generale de Banques en Cote dlvoire                     Plateau Abidjan
Nigeria                           IBCT Chartered Bank PLC                                         Victoria Island Lagos
Norway                            DnB Nor Bank ASA                                                Oslo
Oman                              HSBC                                                            Sultanate of Oman
Pakistan                          Deutsche Bank AG Karachi                                        Karachi
Palestinian Autonomous Area       HSBC                                                            Ramallah West Bank
Panama                            HSBC                                                            Panama City
Peru                              Citibank del Peru Lima                                          Lima
The Philippines                   HSBC Manila                                                     Makati City
Poland                            ING Bank Slaski                                                 Warsaw
Portugal                          Banco Comercial Portugues S.A. Lisbon                           2744-002 Porto Salvo
Qatar                             HSBC Middle East Ltd                                            Doha
Romania                           ING Bank Bucharest                                              Bucharest
Russia                            ING Bank                                                        Moscow
Saudi Arabia                      HSBC                                                            Riyadh
Senegal                           Societe Generale de Banques en Cote dlvoire                     Plateau Abidjan
Serbia                            UniCredit Bank Austria AG                                       Belgrade
Singapore                         United Overseas Bank Limited Development Bank of Singapore       Singapore
Slovakia                          ING Bank N.V.                                                   Bratislava
Slovenia                          Unicredit Banka Slovenia                                        Ljubljana
South Africa                      Standard Bank of South Africa                                   Johannesburg
South Korea                       HSBC                                                            Seoul
Spain                             Banco Bilboa Vizcaya Argentaria Santander                       Madrid
Sri Lanka                         HSBC                                                            Colombo
Swaziland                         Standard Bank Swaziland Limited                                 Mbabane
Sweden                            Skandinaviska Enskilda Banken Stockholm                         SE-106 40 Stockholm
Switzerland                       Credit Suisse Zurich                                            8070 Zurich
Taiwan                            HSBC                                                            Taipei
Thailand                          HSBCBangkok Bank Public Company Ltd                             Bangkok
Togo                              Societe Generale de Banques en Cote dlvoire                     Plateau Abidjan
Trinidad and Tobago               Republic Bank Limited                                           Port of Spain Trinidad & Tobago
Tunisia                           Banque Internationale Arabe de Tunisie Tunis                     Tunis
Turkey                            Deutche Bank A.S                                                Istanbul
Uganda                            Barclays Bank of Uganda Kampala                                 Kampala
Ukraine                           ING Bank Ukraine                                                Kyiv
United Arab Emirates              HSBC Dubai                                                      Dubai
United Kingdom                    The Bank of New York Mellon London Branch                       Manchester
United States                     The Bank of New York Mellon                                     New York
Uruguay                           Banco Itau Uruguay S.A.                                         Montevideo
Venezuela                         Citibank N.A. Caracas                                           Caracas
Vietnam                           HSBC                                                            Ho Chi Minh City
Zambia                            Barclays Bank of Zambia Limited Lusaka                          Lusaka
Zimbabwe                          Barclays Bank of Zimbabwe Limited Harare                        Harare
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